Exhibit 10.83
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.
SUPPLEMENTAL AGREEMENT NO. 9
to
PURCHASE AGREEMENT NUMBER 04761
between

THE BOEING COMPANY
and
United Airlines, Inc.
Relating to Boeing Model 737 MAX Aircraft
THIS SUPPLEMENTAL AGREEMENT No. 9 (SA-9), entered into as of November 30, 2021, by and between The Boeing Company, a Delaware corporation, (Boeing) and United Airlines, Inc., a Delaware corporation, (Customer);
WHEREAS, Customer and Boeing entered into Purchase Agreement No. 04761 dated as of the 15th day of May of 2018 as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Model 737 MAX aircraft. This Supplemental Agreement is an amendment to the Purchase Agreement; and
WHEREAS, Customer and Boeing agree to *** 737-*** Aircraft as follows:

	Manufacturer Serial Number	***	***
***	***	***	***
WHEREAS, Customer and Boeing agree to revise certain *** in respect of certain 737-*** Aircraft;
WHEREAS, Customer and Boeing agree to add *** in respect of certain 737-*** Aircraft;
WHEREAS, Customer and Boeing agree to amend the Purchase Agreement to *** for:
(i) 737-*** Aircraft incorporating ***; and
(ii) 737-*** Aircraft incorporating ***
UAL-PA-04761         SA-9, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to
Purchase Agreement No. 04761
WHEREAS, Customer shall *** the purchase of *** 737-*** Aircraft *** 737-*** pursuant to Section 2 of Letter Agreement UAL-PA-04761-LA-1807420R1 as follows:

	Manufacturer Serial Number	***
***	***	***
To memorialize such ***, the Purchase Agreement will be amended to add the following elements for the *** 737-*** Aircraft:
(i)   an aircraft information table;
(ii)  an *** exhibit;
(iii) a letter specifying ***; and
(iv) a letter specifying open matter elements.
NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:
1.Table of Contents.
The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of Contents” (identified by “SA-9”).
2.Tables.
2.1.The Table 1 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled Table 1 (identified by “SA-9”) to reflect ***.
2.2.Table 2 titled “*** 737-*** Aircraft Delivery, Description, Price and ***” (identified by “SA-9”) is added to the Purchase Agreement to reflect ***.
3.Letter Agreements.
3.1.Letter Agreement No. UAL-PA-04761-LA-1801467R4 titled “***” is deleted in its entirety and replaced with the attached UAL-PA-04761-LA-1801467R5 (identified by “SA-9”) to revise certain *** elements in respect of certain 737-*** Aircraft.
3.2.Letter Agreement No. UAL-PA-04761-LA-21004314 titled “*** for Certain 737-*** Aircraft” (identified by “SA-9”) is added to the Purchase Agreement to ***.
3.3.Letter Agreement No. UAL-PA-04761-LA-2104366 titled “*** for 737-*** Aircraft ***” (identified by “SA-9”) is added to the Purchase Agreement to ***.
3.4.Letter Agreement No. UAL-PA-04761-LA-2104367 titled “*** for 737-*** Aircraft ***” (identified by “SA-9”) is added to the Purchase Agreement to ***.
UAL-PA-04761        SA-9, Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Supplemental Agreement No. 9 to
Purchase Agreement No. 04761
3.5.Letter Agreement No. UAL-PA-04761-LA-2105142 titled “*** Matters for the 737-***” (identified by “SA-9”) is added to the Purchase Agreement to specify the *** applicable to the *** 737-*** Aircraft.
3.6.Letter Agreement No. UAL-PA-04761-LA-2105143 titled “Open Matters Relating to *** Model 737-*** Aircraft” (identified by “SA-9”) is added to the Purchase Agreement to acknowledge that certain elements have not yet been defined for the *** 737-*** Aircraft.
The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Executive Vice-President and Chief Financial Officer
Title	Title

UAL-PA-04761        SA-9, Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-9
1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-7 & SA-8§4.1
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-8
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-5 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
1.	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-6 & SA-8§4.1
2.	737-*** Aircraft Delivery, Description, Price and ***	SA-9

TABLE OF CONTENTS, CONTINUED
EXHIBITS		SA NUMBER
UAL-PA-04761    Table of Contents, Page 1 of 5     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

A	737-8 Aircraft Configuration	SA-7

A	737-9 Aircraft Configuration	SA-1
A	737-10 *** Aircraft Configuration	SA-5
A	737-10 Aircraft Configuration	SA-6
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS		SA NUMBER
AE1.	***/Airframe and *** Features for the 737MAX Aircraft
BFE1.	BFE Variables 737-8 Aircraft	SA-2
BFE1.	BFE Variables 737-9 Aircraft	SA-1
BFE1.	BFE Variables 737-10 Aircraft	SA-2
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-04761    Table of Contents, Page 2 of 5     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-1801463R3	*** Matters	SA-6
UAL-PA-04761-LA-1801464	Demonstration Flight Waiver
UAL-PA-04761-LA-1801465R2	Open Matters 737-9 and 737-10 Aircraft	SA-5
UAL-PA-04761-LA-1801466	Seller Purchased Equipment	SA-5
UAL-PA-04761-LA-1801467R5	Special Matters – 737 MAX Aircraft	SA-9
UAL-PA-04761-LA-1801468	***
UAL-PA-04761-LA-1801469R3	***	SA-8
UAL-PA-04761-LA-1801470	Privileged and Confidential Matters
UAL-PA-04761-LA-1801471	AGTA Matters
UAL-PA-04761-LA-1801472	Assignment Matters
UAL-PA-04761-LA-1801473	737-10 Aircraft ***
UAL-PA-04761-LA-1801474R1	*** for the 737-10 Aircraft	SA-7
UAL-PA-04761-LA-1801475	Loading of Customer Software
UAL-PA-04761-LA-1801476	Installation of Cabin Systems Equipment
UAL-PA-04761-LA-1801477	Special Customer Support Matters
UAL-PA-04761-LA-1801478R1	Delivery *** Matters	SA-6
UAL-PA-04761-LA-1807022R5	*** Aircraft – 737-***	SA-6 & SA-8§4.1
UAL-PA-04761-LA-1807420R1	737-*** and 737-*** Aircraft Model ***	SA-6 & SA-8§4.1
UAL-PA-04761-LA-1807490R1	737-*** Aircraft and 737-*** Aircraft ***	SA-2
UAL-PA-04761    Table of Contents, Page 3 of 5     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

UAL-PA-04761-LA-1900347	737-8 ***	SA-6
UAL-PA-04761-LA-2001831R1	Certain Special Matters	SA-4
TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-04761-LA-2100095	*** Matters for the 737-8 *** Aircraft	SA-5
UAL-PA-04761-LA-2100096R1	Certain Special Matters for the 737-*** Aircraft and for the *** 737-*** Aircraft	SA-7
UAL-PA-04761-LA-2100136	Open Matters Relating to *** Model 737-8 Aircraft	SA-5
UAL-PA-04761-LA-2100718R1	Special Matters Relating to *** 737-9 Aircraft	SA-6
UAL-PA-04761-LA-2103100	Airline Operational Efficacy Matters	SA-6
UAL-PA-04761-LA-2103236	***	SA-6
UAL-PA-04761-LA-2104314	*** for Certain 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2104366	*** for 737-*** Aircraft ***	SA-9
UAL-PA-04761-LA-2104367	*** for 737-*** Aircraft ***	SA-9
UAL-PA-04761-LA-2105142	Certain Special Matters for the 737-*** Aircraft	SA-9
UAL-PA-04761-LA-2105143	Open Matters Relating to *** Model 737-*** Aircraft	SA-9
UAL-PA-04761    Table of Contents, Page 4 of 5     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 25, 2018
Supplemental Agreement No. 2 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . December 12, 2018
Supplemental Agreement No. 3 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . March 20, 2020
Supplemental Agreement No. 4 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 30, 2020
Supplemental Agreement No. 5 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . February 26, 2021
Supplemental Agreement No. 6 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . June 27, 2021
Supplemental Agreement No. 7 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . August 12, 2021
Supplemental Agreement No. 8 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . September 8, 2021
Supplemental Agreement No. 9 . . . . . . . . . . . . .	. . . . . . . . . . . . . . . . November 30, 2021

UAL-PA-04761    Table of Contents, Page 5 of 5     SA-9
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1 to Purchase Agreement No. 04761
*** 737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:		737-***	*** pounds	^		Detail Specification:			***
	Engine Model/Thrust:		***	*** pounds	+		Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:			***			Engine Price Base Year/*** Formula:			***	***
	*** Features:			***
	Sub-Total of Airframe and Features:			***			Airframe *** Data:
	Engine Price (Per Aircraft):			***			Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):			***			Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:			***
	Seller Purchased Equipment (SPE) Estimate:			***

	Deposit per Aircraft:			***

# of Aircraft	*** Delivery Month		***	Manufacturer Serial Number	*** Forecast	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor				*** Base	***	***	***	***
		Aircraft	(Airframe)				Price Per A/P	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***	***
	Total:	***

* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-04761-LA-1801465R2 entitled "Open Matters 737-*** Aircraft", as may be subsequently amended.

Note: Serial Numbers above, if any are included, are provided as guidance only and are subject to change until delivery.

^ -***

+ -***

UAL-PA-04761 APR: 117225.TXT	Boeing / United Airlines, Inc. Proprietary	*** 737-*** Aircraft
		Table 1, SA-9, Page,	1

Table 2 to Purchase Agreement No. 04761
737-*** Aircraft Delivery, Description, Price and ***

	Airframe Model/MTOW:		737-***	*** pounds	^	Detail Specification:			***
	Engine Model/Thrust:		***	*** pounds	+	Airframe Price Base Year/*** Formula:			***	***
	Airframe Price:			***		Engine Price Base Year/*** Formula:			***	***
	*** Features: ***			***
	Sub-Total of Airframe and Features:			***		Airframe *** Data:
	Engine Price (Per Aircraft):			***		Base Year Index (ECI):			***
	Aircraft Basic Price (Excluding BFE/SPE):			***		Base Year Index (CPI):			***
	Buyer Furnished Equipment (BFE) Estimate:			***
	Seller Purchased Equipment (SPE) Estimate:			***

	Non-Refundable Deposit per Aircraft:			***

^ -***
+ -***
Applicability pursuant to § 3.1 of Letter Agreement UAL-PA-04761-LA-2105143 entitled "Open Matters Relating to *** Model 737-*** Aircraft".
			***		*** Forecast	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
	Delivery	Number of	Factor			*** Base	***	***	***	***
	Date	Aircraft	(Airframe)			Price Per A/P	***	***	***	***
1	***	***	***		***	***	***	***	***	***
1

UAL-PA-04761 APR: 117225; Sec.2.2	Boeing / United Airlines, Inc. Proprietary	737-*** Aircraft
		SA-9, Table 2: 737-*** Aircraft, Page	1

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-1801467R5
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Special Matters – MAX Aircraft
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-04761-LA-1801467R4.
1.***
1.1737-***.
At the time of delivery of each 737-*** Aircraft, Boeing *** to Customer a *** which shall equal *** (737-***).
1.2***.
At the time of delivery of the ***.
1.3737-*** Aircraft ***.
At the time of delivery of each 737-*** Aircraft, Boeing *** to Customer a *** 737-*** Aircraft ***.
1.4737-***.
At the time of delivery of each 737-*** Aircraft, Boeing *** to Customer a *** which shall equal *** (737-***). Boeing represents that the *** of this 737-*** is consistent with the terms of Letter Agreement 6-1162-KKT-080R1, as amended.
1.5737-*** Aircraft ***.
At the time of delivery of ***.
1.6737-***.
At the time of delivery of ***.
1.7*** 737-***.
***
UAL-PA-04761-LA-1801467R5    SA-9
Special Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

1.8***.
1.8.1***.

Table Reference	Description	Quantity of Aircraft
1	737-*** Aircraft Delivery, Description, Price and ***	***
1	*** 737-*** Aircraft Delivery, Description, Price and ***	***
Total
1.8.2At the time of delivery of each 737-*** Aircraft, Boeing shall issue to Customer ***.
1.8.3Pursuant to the terms set forth in this Section 1.8.3, Customer will not be ***:
1.8.3.1***
1.8.3.2***
1.8.3.3***
1.8.3.4For purposes of Section 1.8, an ***.
1.9*** 737 ***.
***:

Aircraft Type	*** Number	Description	***	***	Quantity of 737-*** Aircraft
737-8	***	***	***	***	***
^ - ***
UAL-PA-04761-LA-1801467R5    SA-9
Special Matters    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

2.***.
Unless otherwise noted, the amounts of the *** stated in (i) Sections 1.1 through 1.2 *** are in *** for 737-*** Aircraft; and (i)  Sections 1.3 through 1.7 *** are in *** for 737-*** and 737-*** Aircraft. The *** will be ***.
3. 737 Supplier Management.
It is Boeing’s 737 MAX design intent *** the 737 MAX ***. If a *** leads to a *** to be available only through a *** for the 737 MAX where ***.
4.Supplier Diversity.
Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.
5.Assignment.
Unless otherwise noted herein, *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.
6.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-1801467R5    SA-9
Special Matters    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer

UAL-PA-04761-LA-1801467R5    SA-9
Special Matters    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

    The Boeing Company
    P.O. Box 3707
    Seattle, WA 98124 2207

UAL-PA-04761-LA-21004314
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    ***
Reference:    Purchase Agreement No. 04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement. This Letter Agreement is in addition to the terms and conditions of Letter Agreement No. UAL-PA-04761-LA-1801469R3, i.e., the provisions of this Letter Agreement apply to *** for the applicable *** 737-*** Aircraft specified in Attachment C to this Letter Agreement.
Subject to the terms, provisions, and conditions described herein, ***.
1.Customer's ***.
    Boeing *** to Customer, at a charge as described in paragraph 3 below, ***. The effective date of such *** shall be the date that Boeing provides *** to Customer ***.
2.***.
3.***.
***
Additionally, Customer shall *** in accordance with either the *** set forth below, at Customer's option.
***
7.    Confidential Treatment.
Boeing and Customer understand that certain commercial information and financial information are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470 entitled “Privileged and Confidential Matters”.
Very truly yours,

UAL-PA-04761-LA-21004314    SA-9
*** for Model 737-*** Aircraft    Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact
UAL-PA-04761-LA-21004314    SA-9
*** for 737-*** Aircraft    Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice President and Chief Financial Officer
UAL-PA-04815-LA-2000366
P.A. No. 04815        SA 1
Boeing Proprietary

Attachment A to
Letter Agreement UAL-PA-04761-LA-21004314
Attachment A to Letter Agreement UAL-PA-04761-LA-21004314
***
UAL-PA-04761-LA-21004314, Attachment A
*** for 737-*** Aircraft    Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment B to
Letter Agreement UAL-PA-04761-LA-21004314
Attachment B to Letter Agreement UAL-PA-04761-LA-21004314
***
UAL-PA-04761-LA-21004314, Attachment B
*** for 737-*** Aircraft    Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment C to
Letter Agreement UAL-PA-04761-LA-21004314

Attachment C
737-*** Aircraft Eligible for ***
***:

Manufacturer Serial Number
***	***

Attachment C to UAL-PA-04761-LA-21004314
*** for 737-*** Aircraft    Att. C, Page 1 of 1
BOEING/UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2104366
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 737-8 Aircraft ***
Reference:    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the *** in the Attachment to this Letter Agreement. These ***are exclusive and expire upon delivery of the Aircraft to Customer.
Assignment.
Unless otherwise noted herein, and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2104366         SA-9
*** for 737-8 Aircraft ***     Page 1
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer
UAL-PA-04761-LA-2104366         SA-9
*** for 737-8 Aircraft ***     Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

MODEL 737-8 ***
FOR UNITED AIRLINES, INC.
SECTION    CONTENTS
1    AIRCRAFT MODEL APPLICABILITY
2    FLIGHT PERFORMANCE
3    AIRCRAFT CONFIGURATION
4    ***
5    ***
6    ***

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

1    AIRCRAFT MODEL APPLICABILITY
The *** contained in this Attachment (the "***") are applicable to the 737-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.
2    FLIGHT PERFORMANCE
2.1    Takeoff
2.1.1    The FAA-approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a *** altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be more than the following *** value:
***:    ***    feet
2.1.2    The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:
***:    ***    pounds
2.1.3    The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:
***:    ***    pounds
2.2    Landing
2.2.1    The FAA-approved landing field length at a gross weight of *** pounds and at a *** altitude, will not be more than the following *** value:
***:    ***    feet
2.2.2    The FAA-approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, will not be more than the following *** value:
***:    ***    feet
2.3    Enroute One-Engine-Inoperative Altitude
2.3.1    The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

***°C day using not more than maximum continuous thrust, will not be less than the following *** value:
***:    ***    feet
2.4    Altitude Capability - All Engines Operating
The altitude capability at a gross weight of *** pounds, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, will not be less than the following *** value:
NOMINAL:    ***    feet
TOLERANCE:    ***    feet
***:    ***    feet
Conditions:
1)    The Aircraft will be capable of maintaining level cruising flight using not more than maximum cruise thrust.
2)    The Aircraft will be capable of maintaining a rate of climb of ***feet per minute using not more than maximum climb thrust.
3)    The Aircraft will have at least ***margin to initial buffet.

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

2.5    Mission
2.5.1    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in summer) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent uphill.
The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet 7. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.2    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a New York to Anchorage route in August) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
`	The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.3    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent downhill.
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.4    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The headwind is *** knots.
The runway slope is *** percent downhill.
The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.5    Mission Block Fuel
The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, will not be more than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is standard day during descent.
Minimum flight idle thrust is used during descent.
P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

2.5.6    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in paragraph 2.5.7 is the basis for the mission *** of paragraphs 2.5.1 through 2.5.5.

2.5.7 737-8 Weight Summary - United Airlines, Inc.

pounds

Standard Model Specification Manufacturer's Empty Weight (MEW)	***

Configuration Specification ***
*** Tourist Class Passengers
*** Engines

***

United Airlines, Inc. MEW	***

Standard and Operational Items Allowance	***
(Paragraph 2.5.8)

United Airlines, Inc. OEW	***
quantity	pounds	pounds

***:		***

*** *** ***

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

2.5.8    Standard and Operational Items Allowance

quantity	pounds	pounds	pounds

Standard Items Allowance		***

Unusable Fuel		***
Oil		***
Oxygen Equipment		***
Miscellaneous Equipment		***
Galley Structure & Fixed Inserts		***

Operational Items Allowance		***

Crew and Crew Baggage		***
Flight Crew ***	***
Cabin Crew ***	***
Crew Baggage ***	***
Catering Allowance & Removable Inserts		***
First Class ***	***
Economy Class ***	***
Passenger Service Equipment ***		***
Potable Water - *** USG		***
Waste Tank Disinfectant		***
Emergency Equipment (Including Overwater Equipment)		***

Total Standard and Operational Items Allowance		***

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004366
*** Engines

3    AIRCRAFT CONFIGURATION
3.1    The *** contained in this Attachment are based on the Aircraft configuration as defined in ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the ***.
3.2    The *** payloads of paragraphs 2.5.1, 2.5.2, 2.5.3, and 2.5.4, and the specified payload of the paragraph 2.5.5 block fuel *** will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:
(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)    The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.
***

P.A. No. 4761    SA-9
AERO-B-BBA4-M18-0999B    SS21-0164
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2104367
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    *** for 737-8 *** Aircraft ***
Reference:    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
Boeing agrees to provide Customer with the *** in the Attachment to this Letter Agreement. ***.
Assignment.
Unless otherwise noted herein, and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing.
Confidentiality.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2104367         SA-9
*** for 737-8 ***
Aircraft ***         Page 1
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer
UAL-PA-04761-LA-2104367         SA-9
*** for 737-8 ***
Aircraft ***         Page 2
BOEING / UNITED AIRLINES PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

MODEL 737-8 PREVIOUSLY CONFIGURED ***
FOR UNITED AIRLINES, INC.
SECTION    CONTENTS
1    AIRCRAFT MODEL APPLICABILITY
2    FLIGHT PERFORMANCE
3    AIRCRAFT CONFIGURATION
4    ***
5    ***
6    ***

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

1    AIRCRAFT MODEL APPLICABILITY
The *** contained in this Attachment (the "***") are applicable to the 737-8 Aircraft with a maximum takeoff weight of *** pounds, a maximum landing weight of *** pounds, and a maximum zero fuel weight of *** pounds, and equipped with Boeing furnished *** engines.
2    FLIGHT PERFORMANCE
2.1    Takeoff
2.1.1    The FAA-approved takeoff field length at a gross weight at the start of the ground roll of *** pounds, at a temperature of ***°F, at a *** altitude, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be more than the following *** value:
***:    ***    feet
2.1.2    The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:
***:    ***    pounds
2.1.3    The FAA-approved takeoff gross weight at the start of ground roll, at a temperature of ***°F, at an altitude of *** feet, from a *** foot dry runway, with an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord, and using maximum takeoff thrust, will not be less than the following *** value:
***:    ***    pounds
2.2    Landing
2.2.1    The FAA-approved landing field length at a gross weight of *** pounds and at a *** altitude, will not be more than the following *** value:
***:    ***    feet
2.2.2    The FAA-approved landing field length at a gross weight of *** pounds and at an altitude of *** feet, will not be more than the following *** value:
***:    ***    feet
2.3    Enroute One-Engine-Inoperative Altitude
2.3.1    The FAA-approved enroute one-engine-inoperative altitude at which the available gross climb gradient equals *** percent at a gross weight of *** pounds on an
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

***°C day using not more than maximum continuous thrust, will not be less than the following *** value:
***:    ***    feet
2.4    Altitude Capability - All Engines Operating
The altitude capability at a gross weight of *** pounds, on an ***°C day, at *** Mach number, and satisfying the conditions defined below, will not be less than the following *** value:
NOMINAL:    ***    feet
TOLERANCE:    ***    feet
***:    ***    feet
Conditions:
1)    The Aircraft will be capable of maintaining level cruising flight using not more than maximum cruise thrust.
2)    The Aircraft will be capable of maintaining a rate of climb of *** feet per minute using not more than maximum climb thrust.
3)    The Aircraft will have at least *** g margin to initial buffet.

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

2.5    Mission
2.5.1    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in summer) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent uphill.
The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet 7. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.2    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a New York to Anchorage route in August) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
`	The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Height Distance 1. *** feet *** feet 2. *** feet *** feet 3. *** feet *** feet 4. *** feet *** feet 5. *** feet *** feet 6. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.3    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The runway slope is *** percent downhill.
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.4    Mission Payload
The payload for a stage length of *** nautical miles in still air (representative of a *** route in winter) using the conditions and operating rules defined below, will not be less than the following *** value:
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is *** feet.
The airport temperature is ***°F.
The runway length is *** feet.
The headwind is *** knots.
The runway slope is *** percent downhill.
The minimum level off height is *** feet.
The following obstacle definition is based on a straight out departure where obstacle height and distance are specified with reference to the liftoff end of the runway:
Height Distance 1. *** feet *** feet
Takeoff performance is based on an alternate forward center of gravity limit of *** percent of the mean aerodynamic chord.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight will conform to FAA Regulations.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is ***°C during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at eastbound ICAO RVSM cruise altitudes.
The temperature is ***°C during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is ***°C during descent.
Minimum flight idle thrust is used during descent.
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is *** feet.
Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.
2.5.5    Mission Block Fuel
The block fuel for a stage length of *** nautical miles in still air with a *** pound payload using the conditions and operating rules defined below, will not be more than the following *** value:
NOMINAL:    ***    pounds
TOLERANCE:    ***    pounds
***:    ***    pounds
Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi-out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi-in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Climbout Maneuver:	Following the takeoff to *** feet, the Aircraft retracts landing gear, climbs to *** feet above the departure airport altitude and accelerates to the recommended speed while retracting flaps.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Climb:	The Aircraft climbs from the initial climb altitude to *** feet altitude at the recommended speed.
The Aircraft then accelerates at a rate of climb of *** feet per minute to the recommended climb speed for minimum block fuel.
The climb continues at the recommended climb speed for minimum block fuel to the final climb altitude.
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
Cruise:	The Aircraft cruises at *** Mach number.
The Aircraft cruises at westbound ICAO RVSM cruise altitudes.
The temperature is standard day during cruise.
The cruise thrust is not to exceed maximum cruise thrust except during a step climb when maximum climb thrust may be used.
Descent:	The Aircraft descends from the final cruise altitude at *** KCAS to an altitude of *** feet above the destination airport altitude.
Throughout the descent, the cabin pressure is controlled to a maximum rate of descent equivalent to *** feet per minute at sea level.
The temperature is standard day during descent.
Minimum flight idle thrust is used during descent.
P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending flaps and landing gear, then descends and lands.
The destination airport altitude is sea level.

Fixed Allowances:	For the purpose of this *** and for the purpose of establishing compliance with this ***, the following will be used as fixed quantities and allowances:
Taxi-Out: Fuel *** pounds
Takeoff and Climbout Maneuver: Fuel *** pounds Distance *** nautical miles
Approach and Landing Maneuver: Fuel *** pounds
Taxi-In (will be consumed from the reserve fuel): Fuel *** pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: *** pounds
For information purposes, the reserve fuel is based on a hold equivalent to *** minutes at *** feet above sea level on a standard day at the Maximum Landing Weight.

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

2.5.6    Operational Empty Weight Basis
The Operational Empty Weight (OEW) derived in paragraph 2.5.7 is the basis for the mission *** of paragraphs 2.5.1 through 2.5.5.

2.5.7 737-8 Weight Summary - United Airlines, Inc.

pounds

Standard Model Specification Manufacturer's Empty Weight (MEW)	***

Configuration Specification ***
*** Tourist Class Passengers
*** Engines

***
***	***

United Airlines, Inc. MEW	***

Standard and Operational Items Allowance	***
(Paragraph 2.5.8)

United Airlines, Inc. OEW	***
quantity	pounds	pounds

***		***

*** *** ***

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

2.5.8    Standard and Operational Items Allowance

quantity	pounds	pounds	pounds

Standard Items Allowance		***

Unusable Fuel		***
Oil		***
Oxygen Equipment		***
Miscellaneous Equipment		***
Galley Structure & Fixed Inserts		***

Operational Items Allowance		***

Crew and Crew Baggage		***
Flight Crew ***	***
Cabin Crew ***	***
Crew Baggage ***	***
Catering Allowance & Removable Inserts		***
First Class ***	***
Economy Class ***	***
Passenger Service Equipment ***		***
Potable Water - *** USG		***
Waste Tank Disinfectant		***
Emergency Equipment (Including Overwater Equipment)		***

Total Standard and Operational Items Allowance		***

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

Attachment to Letter Agreement
No. LA-04761-21004367
*** Engines

3    AIRCRAFT CONFIGURATION
3.1    The *** contained in this Attachment are based on the Aircraft configuration as defined in ***, plus any changes mutually agreed upon or otherwise allowed by the Purchase Agreement to be incorporated into the Customer’s Detail Specification (herein referred to as the Detail Specification). Appropriate adjustment will be made for changes in such Detail Specification approved by the Customer and Boeing or otherwise allowed by the Purchase Agreement which cause changes to the flight performance and/or weight and balance of the Aircraft. Such adjustment will be accounted for by Boeing in its evidence of compliance with the ***.
3.2    The *** payloads of paragraphs 2.5.1, 2.5.2, 2.5.3, and 2.5.4, and the specified payload of the paragraph 2.5.5 block fuel *** will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the ***:
(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.
(2)    The difference between the component weight allowances given in Appendix E of the Detail Specification and the actual weights.
***

P.A. No. 4761    SA-9
AERO-B-BBA4-M21-0416    SS21-0308
BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA- 2105142
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Certain Special Matters for the 737-*** Aircraft (*** Aircraft)
Reference:    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.
1.6***
At the time of delivery of each such *** Aircraft, unless otherwise noted, Boeing *** to Customer ***:
UAL-PA-04761-LA-2105142    SA-9
Special Matters    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

***	***
1.1737-8 Aircraft ***. At the time of delivery of each *** Aircraft, Boeing *** to Customer *** (737-8 Aircraft ***).	***
1.2737-8 ***.
    At the time of delivery of each *** Aircraft, Boeing *** to Customer *** (737-8 ***). Boeing represents that the *** of this 737-8 *** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.
***
1.3*** 737-8 ***. ***	***
1.4 ***	***
1.5***	***
1.6***
1.6.1***
1.6.2***.
1.6.3***.
1.6.4For purposes of Section 1.6, an ***
2.***
Unless otherwise noted, the amounts of the ***stated in (i) Paragraphs 1.1 through 1.4 *** are stated in *** for the *** Aircraft. The *** will be ***.
UAL-PA-04761-LA-2105142    SA-9
Special Matters    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

3.*** of One Letter Agreements to *** Aircraft.
The terms of Letter Agreement UAL-PA-04761-LA-1807420R1 entitled “737-*** and 737-*** Aircraft Model *** shall *** to each *** Aircraft.
4.Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided as a *** to Customer and in consideration of Customer’s taking title to the Aircraft at time of delivery and becoming the operator of the Aircraft. Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. For purposes of the ***.
5.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2105142    SA-9
Special Matters    Page 3
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer

UAL-PA-04761-LA-2105142    SA-9
Special Matters    Page 4
BOEING / UNITED AIRLINES PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

UAL-PA-04761-LA-2105143
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606
Subject:    Open Matters Relating to *** Model 737-*** Aircraft
References:    (1)    Purchase Agreement No.  04761 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 MAX aircraft (Aircraft); and
(2)    Aircraft General Terms Agreement between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) identified as AGTA-CAL (AGTA)
This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement or the AGTA, as the context requires.
1.Background.
Given timing and nature of the Parties’ agreement related to the purchase of *** 737-*** Aircraft with *** (*** Aircraft), the Parties agree and hereby acknowledge that certain elements have not been defined. Therefore, Boeing and Customer agree to work together as *** Aircraft delivery program develops as related herein.
2.Configuration ***.
1.1Boeing will ***
1.2To the extent Customer requests *** between Customer and Boeing.
3.Amendment for *** Aircraft Elements.
Boeing will provide a written amendment to the Purchase Agreement (Amendment). Customer will execute an Amendment to address the items below:
1.1On or before *** Boeing will provide a revised Table 1 for the *** Aircraft which will specify the scheduled delivery month of each of the *** Aircraft, ***.
1.2Additionally, the parties will execute any other additional letter agreements or exhibits or supplemental exhibits that the parties deem necessary to deliver the *** Aircraft to Customer in such Amendment or in a subsequent Amendment.
4.Buyer Furnished Equipment.
Exhibit A, “Buyer Furnished Equipment Provisions Document”, to the AGTA will fully govern the responsibilities and obligations of the Parties for BFE identified in the ***.
5.***

UAL-PA-04761-LA-2105143     SA6
Open Matters Relating to *** Model 737-*** Aircraft    Page 1
BOEING / UNITED AIRLINES PROPRIETARY

***	***	***
***	***	***
6.Assignment.
Except as provided in Letter Agreement No. UAL-PA-04761-LA-1801472, the right and obligations described in this Letter Agreement arc provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.
7.Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-04761-LA-1801470.
Very truly yours,

THE BOEING COMPANY

By:	/s/ Irma L. Krueger

Its:	Attorney-in-Fact

UAL-PA-04761-LA-2105143     SA-9
Open Matters Relating to *** Model 737-*** Aircraft    Page 2
BOEING / UNITED AIRLINES PROPRIETARY

ACCEPTED AND AGREED TO this

Date:	November 30, 2021

UNITED AIRLINES, INC.

By:	/s/ Gerald Laderman

Its:	Executive Vice-President and Chief Financial Officer

UAL-PA-04761-LA-2105143     SA-9
Open Matters Relating to *** Model 737-*** Aircraft    Page 3
BOEING / UNITED AIRLINES PROPRIETARY